Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com



SHIRE PHARMACEUTICALS GROUP PLC


                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     ROBERTS PHARMACEUTICALS OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         25,520,040

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        48,561

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  25,471,479

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 134,788,867
   AND THE DATE OF ADMISSION:                         22 DECEMBER 1999

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     STOCK PURCHASE PLAN

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         70,004

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        10,430

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  59,574

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 1,011,958
   AND THE DATE OF ADMISSION:                         2 APRIL 1996

   (A FURTHER LISTING OF 513,488 SHARES WAS GRANTED ON 19 APRIL 2002) (A FURTHER LISTING OF 100,000 SHARES WAS GRANTED ON 12 JUNE 2002)

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     "B" EXECUTIVE SHARE OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         2,608,878

5. NUMBER OF SHARES ISSUED/ALLOTTED
UNDER SCHEME DURING PERIOD:                           359,595

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED

   AT END OF PERIOD:                                  2,249,283

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 1,750,000
   AND THE DATE OF ADMISSION:                         12 MARCH 1999

   (A FURTHER LISTING OF 3,250,000 SHARES WAS GRANTED IN AUGUST 2001)

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     "A" EXECUTIVE SHARE OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         192,806

5. NUMBER OF SHARES ISSUED/ALLOTTED

   UNDER SCHEME DURING PERIOD:                        9,740

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  183,066

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 250,000
   AND THE DATE OF ADMISSION:                         12 MARCH 1999

   (A FURTHER LISTING OF 200,000 SHARES WAS GRANTED ON 19 APRIL 2002)

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     SHIRE PHARMACEUTICALS SHARESAVE SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         61,879

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        1,568

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  60,311

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 247,500
   AND THE DATE OF ADMISSION:                         21 AUGUST 1999

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     SHIRE RICHWOOD INC SHARE OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         388,852

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        NIL

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  388,852

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 1,597,816
   AND THE DATE OF ADMISSION:                         31 MARCH 1999

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     SHIRE LABORATORIES INC SHARE OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         40,185

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        3,593

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  36,592

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 1,741,654
   AND THE DATE OF ADMISSION:                         18 MARCH 1998

   (A FURTHER LISTING OF 390,226 SHARES WAS GRANTED ON 31 MARCH 1999)

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     SHIRE HOLDINGS LTD SHARE OPTION SCHEME

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         556,560

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        553,520

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  3,040

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 1,011,958
   AND THE DATE OF ADMISSION:                         31 MARCH 1999

   (A FURTHER LISTING OF 318,912 SHARES WAS GRANTED ON 19 APRIL 2002)

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     SHIRE BIOCHEM STOCK OPTION PLAN

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         5,413,561

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        NIL

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  5,413,561

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 14,822,713
   AND THE DATE OF ADMISSION:                         AUGUST 2001

PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412

                    BLOCK LISTING SIX MONTHLY REVIEW

1. NAME OF COMPANY:    SHIRE PHARMACEUTICALS GROUP PLC

2. NAME OF SCHEME:     TPC WARRANTS

3. PERIOD OF RETURN:   FROM:  1 JULY 2002    TO: 31 DECEMBER 2002

4. NUMBER AND CLASS OF SHARES(S)
   (AMOUNT OF STOCK/DEBT SECURITY) NOT ISSUED UNDER SCHEME

   AT END OF THE LAST PERIOD:                         741,812

5. NUMBER OF SHARES ISSUED/ALLOTTED
   UNDER SCHEME DURING PERIOD:                        NIL

6. BALANCE UNDER SCHEME NOT YET ISSUED/ALLOTTED
   AT END OF PERIOD:                                  1,346,407

7. NUMBER AND CLASS OF SHARE(S) (AMOUNT OF STOCK/DEBT SECURITIES)

   ORIGINALLY LISTED:                                 741,812
   AND THE DATE OF ADMISSION:                         29 APRIL 2002

   (A FURTHER LISTING OF 604,595 SHARES WAS GRANTED ON 27 NOVEMBER 2002)


PLEASE CONFIRM TOTAL NUMBER OF SHARES IN ISSUE AT THE END OF THE PERIOD IN ORDER FOR US TO UPDATE OUR RECORDS.

                                                      484,344,412


FOR FURTHER INFORMATION PLEASE CONTACT:

Mark Prudden - Deputy Company Secretary               +44 1256 894 276


NOTES TO EDITORS
SHIRE PHARMACEUTICALS GROUP PLC

Shire Pharmaceuticals Group plc (Shire) is a rapidly growing international specialty pharmaceutical company with a strategic focus on four therapeutic areas - central nervous system disorders (CNS), oncology, gastro-intestinal (GI) and anti-infectives. Shire also has three platform technologies: advanced drug delivery, lead optimisation for small molecules and biologics. Shire's core strategy is based on research and development combined with in licensing and a focus on eight key pharmaceutical markets.

For further information on Shire, please visit the Company's website: www.shire.com